ALERE INC. ANNOUNCES
THIRD QUARTER 2010 RESULTS
WALTHAM, MA...November 1, 2010...Alere Inc. (NYSE: ALR), a global leader in enabling individuals to take charge of their health at home through the merger of rapid diagnostics and health management, today announced its financial results for the quarter ended September 30, 2010.
Financial results for the third quarter of 2010:
•	Net revenue of $538.7 million for the third quarter of 2010, compared to $512.7 million for the third quarter of 2009.

•	Recent professional diagnostics acquisitions contributed $56.0 million of incremental net revenue, compared to the third quarter of 2009.

•	North American influenza sales decreased to $7.0 million for the third quarter of 2010, compared to $40.4 million for the third quarter of 2009.

•	Worldwide respiratory sales, excluding North American influenza sales discussed above, decreased to $20.6 million for the third quarter of 2010, compared to $32.2 million for the third quarter of 2009.

•	Ongoing austerity measures in Europe resulted in both lower than anticipated revenues and gross margins earned during the quarter.

•	Free cash flow for the quarter was $68.8 million reflecting cash flow from operations of $95.5 million offset by capital expenditures of $26.7 million.

•	GAAP net loss of $2.8 million attributable to common stockholders of Alere Inc. and respective net loss per common share of $0.03, compared to GAAP net income of $14.3 million attributable to common stockholders of Alere Inc. and respective net income per diluted common share $0.17, for the third quarter of 2009.

•	Adjusted cash basis net income per diluted common share from continuing operations of $0.59, compared to adjusted cash basis net income per diluted common share from continuing operations of $0.74, for the third quarter of 2009.

•	As a result of the ongoing challenges in Europe and continued low global respiratory sales, we are lowering full year 2010 adjusted cash basis net income per diluted share from continuing operations guidance to $2.50.

The Company’s GAAP results for the third quarter of 2010 include amortization of $74.4 million, $7.3 million of stock-based compensation expense, a $1.3 million charge associated with the write-up to fair market value of inventory acquired in connection with acquisitions, $0.9 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations and $4.6 million of expense recorded for fair value adjustments to acquisition-related contingent consideration obligations, offset by a $1.6 million net restructuring cost recovery and a $0.7 million, net of tax, allocation of certain of the aforementioned charges to non-controlling stockholders. The Company’s GAAP results for the third quarter of 2009 include amortization of $65.4 million, $6.2 million of restructuring charges, $7.8 million of stock-based compensation expense, a $0.7 million charge associated with the write-up to fair market value of inventory acquired in connection with an acquisition, a $1.9 million compensation charge incurred in connection with the acquisition of Concateno plc, a $0.3 million loss recorded in connection with deferred purchase price consideration to be paid with our common stock and $5.1 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, offset by a $3.4 million gain on the disposition of our Diamics, Inc. operations and a $2.9 million net realized foreign currency gain associated with restricted cash established in connection with the Concateno plc acquisition. These amounts, net of tax, have been excluded from the adjusted cash basis net income per diluted common share attributable to Alere Inc. for the respective quarters.
A detailed reconciliation of the Company’s adjusted cash basis net income, which is a non-GAAP financial measure, to net income (loss) under GAAP, as well as a discussion regarding this non-GAAP financial measure, is included in the schedules to this press release.
The Company will host a conference call beginning at 10:00 a.m. (Eastern Time) today, November 1, 2010, to discuss these results as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been previously disclosed.
The conference call may be accessed by dialing 706-679-1656 (domestic and international), an access code is not required, or via a link on the Alere website at www.alere.com/ic. It is also available via link at http://event.meetingstream.com/r.htm?e=228683&s=1&k=0E445AC7F725CFFA3E6F855A0C7A7BFD. An archive of the call will be available from the same link approximately two hours after the conclusion of the live call and will be accessible for 60 days. Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the

Alere website (www.alere.com/ic) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.
For more information about Alere, please visit our website at http://www.alere.com.
By developing new capabilities in near-patient diagnosis, monitoring and health management, Alere enables individuals to take charge of improving their health and quality of life at home. Alere’s global leading products and services, as well as its new product development efforts, focus on infectious disease, cardiology, oncology, drugs of abuse and women’s health. Alere is headquartered in Waltham, Massachusetts.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, including statements regarding our expected full year 2010 adjusted cash basis net income per diluted share from continuing operations. Such forward-looking statements are estimates reflecting management’s best judgment based upon current information and involve a number of risks and uncertainties. Actual results and the timing of certain events could differ materially from those projected or contemplated by the forward-looking statements due to numerous factors, including without limitation, changes in global economic conditions or in the global financial markets, including the credit markets, which impact our plans and operations and those of our suppliers and customers; our exposure to changes in interest rates and foreign currency exchange rates; our ability to successfully develop and commercialize products; the market acceptance of our products; continued acceptance of health management services by payors, providers and patients; our ability to develop enhanced health management programs through the integrated use of innovative diagnostic and monitoring devices and to recognize the expected benefits of this strategy; the effects of legislative changes, including US healthcare reform legislation, and the content and timing of decisions by regulatory authorities both in the United States and abroad; the effect of pending and future legal proceedings on our financial performance and the risks and uncertainties described in our periodic reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2009, as well as in our Quarterly Reports on Form 10-Q. We undertake no obligation to update any forward-looking statements contained herein.
Source: Alere Inc.

Alere Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Three Months Ended September 30, 2010					Three Months Ended September 30, 2009
				Non-GAAP						Non-GAAP
				Adjusted						Adjusted
		Non-GAAP		Cash				Non-GAAP		Cash
	GAAP	Adjustments		Basis (a)		GAAP		Adjustments		Basis (a)

Net product sales and services revenue	$534,556	$—		$534,556		$504,817		$—		$504,817
License and royalty revenue	4,123	—		4,123		7,848		—		7,848

Net revenue	538,679			538,679		512,665		—		512,665
Cost of net revenue	253,133	(17,314)	(b)(c)(d)(e)	235,819		232,368		(14,084)	(b)(c)(d)(f)	218,284

Gross profit	285,546	17,314		302,860		280,297		14,084		294,381

Gross margin	53%			56%		55%				57%

Operating expenses:
Research and development	32,434	(2,936)	(b)(c)(d)	29,498		27,720		(2,462)	(b)(c)(d)	25,258
Selling, general and administrative	221,737	(68,180)	(b)(c)(d)(g)(h)	153,557		202,727		(67,272)	(b)(c)(d)(g)	135,455
Gain on disposition	—			—		(3,355)		3,355	(j)	—

Operating income	31,375	88,430		119,805		53,205		80,463		133,668
Interest and other income (expense), net	(26,655)	(3,411)	(c)	(30,066)		(29,393)		(504)	(c)(k)(l)(m)	(29,897)

Income (loss) from continuing operations before provision (benefit) for income taxes	4,720	85,019		89,739		23,812		79,959		103,771
Provision (benefit) for income taxes	(167)	30,432	(o)	30,265		6,001		28,798	(o)	34,799

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	4,887	54,587		59,474		17,811		51,161		68,972
Equity earnings of unconsolidated entities, net of tax	(62)	1,896	(b)(c)	1,834		2,059		1,139	(b)(c)	3,198

Income (loss) from continuing operations	4,825	56,483		61,308		19,870		52,300		72,170
Income (loss) from discontinued operations, net of tax	2	13	(n)	15		413		33	(b)	446

Net income (loss)	4,827	56,496		61,323		20,283		52,333		72,616
Less: Net income attributable to non-controlling interests, net of tax	1,494	700	(i)	2,194		141		—		141

Net income (loss) attributable to Alere Inc. and Subsidiaries	$3,333	$55,796		$59,129		$20,142		$52,333		$72,475

Preferred stock dividends	$(6,147)			$(6,147)		$(5,843)				$(5,843)

Net income (loss) available to common stockholders	$(2,814)			$52,982		$14,299				$66,632

Basic net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Basic income (loss) per common share from continuing operations	$(0.03)			$0.62		$0.17				$0.81
Basic income (loss) per common share from discontinued operations	$—			$—		$0.01				$0.01

Basic net income (loss) per common share	$(0.03)			$0.62		$0.18				$0.82

Diluted net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Diluted income (loss) per common share from continuing operations	$(0.03) (p)			$0.59	(r)	$0.17	(q)			$0.74	(s)
Diluted income (loss) per common share from discontinued operations	$- (p)			$-	(r)	$0.01	(q)			$-	(s)

Diluted net income (loss) per common share	$(0.03) (p)			$0.59	(r)	$0.17	(q)			$0.74	(s)

Weighted average common shares — basic	84,796			84,796		81,625				81,625

Weighted average common shares — diluted	84,796 (p)			101,126	(r)	83,418	(q)			98,616	(s)

(a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.

(b)	Amortization expense of $74.4 million and $65.4 million in the third quarter of 2010 and 2009 GAAP results, respectively, including $16.1 million and $10.3 million charged to cost of sales, $1.2 million and $0.9 million charged to research and development, $56.9 million and $53.9 million charged to selling, general and administrative, with $0.2 million and $0.2 million charged through equity earnings of unconsolidated entities, net of tax, during each of the respective quarters. Amortization associated with discontinued operations amounted to $0.1 million ($33.0 thousand, net of tax) during the third quarter of 2009. (See also footnote i below.)

(c)	Restructuring associated with the decision to close facilities resulted in a net recovery of $1.6 million and a net charge of $6.2 million for the third quarter of 2010 and 2009 GAAP results, respectively. The $1.6 million net recovery for the third quarter of 2010 included a net recovery of $0.7 million recorded to cost of sales, $0.2 million charged to research and development, $0.6 million charged to selling, general and administrative expense, a net recovery of $3.4 million recorded to interest and other income (expense) and $1.7 million charged through equity earnings of unconsolidated entities, net of tax. The $6.2 million charge for the third quarter of 2009 included $2.6 million charged to cost of sales, $0.1 million charged to research and development, $2.4 million charged to selling, general and administrative, $0.2 million charged to interest expense and $0.9 million charged through equity earnings of unconsolidated entities, net of tax.

(d)	Compensation costs of $7.3 million and $7.8 million associated with stock-based compensation expense for the third quarter of 2010 and 2009 GAAP results, respectively, including $0.6 million and $0.6 million charged to cost of sales, $1.5 million and $1.4 million charged to research and development and $5.2 million and $5.8 million charged to selling, general and administrative, in the respective periods.

(e)	A write-off in the amount of $1.3 million during the third quarter of 2010, relating to inventory write-ups recorded in connection with acquisitions.

(f)	A write-off in the amount of $0.7 million relating to an inventory write-up recorded in connection with an acquisition during the third quarter of 2009.

(g)	Acquisition-related costs in the amount of $0.9 million and $5.1 million in the third quarter of 2010 and 2009 GAAP results, respectively, recorded in connection with ASC 805, Business Combinations.

(h)	$4.6 million of expense recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.

(i)	Amortization expense of $0.9 million ($0.7 million, net of tax) attributable to operating results of non-controlling interests.

(j)	A $3.4 million gain associated with management’s decision to dispose of our Diamics, Inc. operations.

(k)	A $2.9 million net realized foreign currency gain associated with restricted cash established in connection with the acquisition of Concateno plc.

(l)	A $1.9 million compensation-related charge recorded in connection with the acquisition of Concateno plc.

(m)	A $0.3 million loss recorded in connection with the deferred payment of a portion of the ACON Second Territory Business purchase price consideration to be paid with our common stock.

(n)	Expenses of $21.0 thousand ($13.0 thousand, net of tax) incurred in connection with the sale of our vitamins and nutritional supplements business.

(o)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f) (g), (h), (j), (k), (l) and (m).

(p)	For the three months ended September 30, 2010, potential dilutive shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.

(q)	Included in the weighted average diluted common shares for the calculation of net income per common share on a GAAP basis for the three months ended September 30, 2009, were dilutive shares consisting of 1,793,000 common stock equivalent shares from the potential exercise of stock options and warrants. Potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 614,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business and potential dilutive shares consisting of 11,146,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock were not included in the calculation of net income per common share on a GAAP basis for the three months ended September 30, 2009, because inclusion thereof would be antidilutive for continuing operations.

(r)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended September 30, 2010, on an adjusted cash basis, were dilutive shares consisting of 1,030,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,727,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 135,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the three months ended September 30, 2010, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $0.7 million, the add back of $6.1 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $24.0 thousand resulting in net income available to common stockholders of $59.9 million for the three months ended September 30, 2010.

(s)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended September 30, 2009, on an adjusted cash basis, are dilutive shares consisting of 1,793,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,146,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 614,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the three months ended September 30, 2009, on an adjusted cash basis, includes the add back of interest expense related to the convertible debt of $0.7 million, the add back of $5.8 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.1 million resulting in net income available to common stockholders of $73.3 million for the three months ended September 30, 2009.

Alere Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Nine Months Ended September 30, 2010					Nine Months Ended September 30, 2009
				Non-GAAP					Non-GAAP
				Adjusted					Adjusted
		Non-GAAP		Cash			Non-GAAP		Cash
	GAAP	Adjustments		Basis (a)		GAAP	Adjustments		Basis (a)
Net product sales and services revenue	$1,560,841	$—		$1,560,841		$1,355,882	$—		$1,355,882
License and royalty revenue	16,052	—		16,052		20,588	—		20,588

Net revenue	1,576,893	—		1,576,893		1,376,470	—		1,376,470
Cost of net revenue	745,392	(58,327)	(b)(c)(d)(e)	687,065		623,827	(38,729)	(b)(c)(d)(f)	585,098

Gross profit	831,501	58,327		889,828		752,643	38,729		791,372

Gross margin	53%			56%		55%			57%

Operating expenses:
Research and development	96,187	(9,397)	(b)(c)(d)	86,790		80,811	(7,793)	(b)(c)(d)	73,018
Selling, general and administrative	653,171	(200,015)	(b)(c)(d)(g)(h)	453,156		564,257	(182,455)	(b)(c)(d)(g)	381,802
Gain on disposition	—	—		—		(3,355)	3,355	(k)	—

Operating income	82,143	267,739		349,882		110,930	225,622		336,552

Interest and other income (expense), net	(86,240)	(2,955)	(c)(g)	(89,195)		(71,074)	(231)	(c)(l)(m)(n)	(71,305)

Income (loss) from continuing operations before provision (benefit) for income taxes	(4,097)	264,784		260,687		39,856	225,391		265,247
Provision (benefit) for income taxes	(964)	89,150	(o)	88,186		12,901	79,129	(o)	92,030

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	(3,133)	175,634		172,501		26,955	146,262		173,217
Equity earnings of unconsolidated entities, net of tax	8,195	3,712	(b)(c)	11,907		5,539	4,597	(b)(c)	10,136

Income (loss) from continuing operations	5,062	179,346		184,408		32,494	150,859		183,353
Income (loss) from discontinued operations, net of tax	11,913	180	(i)	12,093		(1,100)	99	(b)	(1,001)

Net income (loss)	16,975	179,526		196,501		31,394	150,958		182,352
Less: Net income attributable to non-controlling interests, net of tax	1,167	3,463	(j)	4,630		465	—		465

Net income (loss) attributable to Alere Inc. and Subsidiaries	$15,808	$176,063		$191,871		$30,929	$150,958		$181,887

Preferred stock dividends	$(18,001)			$(18,001)		$(17,056)			$(17,056)

Net income (loss) available to common stockholders	$(2,193)			$173,870		$13,873			$164,831

Basic net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Basic income (loss) per common share from continuing operations	$(0.17)			$1.92		$0.19			$2.08
Basic income (loss) per common share from discontinued operations	$0.14			$0.14		$(0.01)			$(0.01)

Basic net income (loss) per common share	$(0.03)			$2.06		$0.17			$2.07

Diluted net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Diluted income (loss) per common share from continuing operations	$(0.17) (p)			$1.80	(r)	$0.18 (q)			$1.93 (s)
Diluted income (loss) per common share from discontinued operations	$0.14 (p)			$0.12	(r)	$(0.01)(q )			$(0.01) (s)

Diluted net income (loss) per common share	$(0.03) (p)			$1.92	(r)	$0.17 (q)			$1.92 (s)

Weighted average common shares — basic	84,269			84,269		79,682			79,682

Weighted average common shares — diluted	84,269 (p)			101,124	(r)	81,110 (q)			95,864 (s)

a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.

(b)	Amortization expense of $220.7 million and $185.3 million in the first nine months of 2010 and 2009 GAAP results, respectively, including $46.7 million and $30.5 million charged to cost of sales, $3.5 million and $3.2 million charged to research and development, $169.8 million and $150.7 million charged to selling, general and administrative, with $0.7 million and $0.7 million charged through equity earnings of unconsolidated entities, net of tax during each of the respective periods. Amortization associated with discontinued operations amounted to $0.2 million ($0.1 million, net of tax) during the first nine months of 2009. (See also footnote j below.)

(c)	Restructuring charges associated with the decision to close facilities of $13.5 million and $16.5 million in the first nine months of 2010 and 2009 GAAP results, respectively. The $13.5 million charge for the nine months ended September 30, 2010 included $3.3 million charged to cost of sales, $0.5 million charged to research and development, $9.6 million charged to selling, general and administrative expense, a net recovery of $3.1 million recorded to interest and other income (expense) and $3.2 million charged through equity earnings of unconsolidated entities, net of tax. The $16.5 million charge for the nine months ended September 30, 2009 included $6.1 million charged to cost of sales, $0.9 million charged to research and development, $5.1 million charged to selling, general and administrative, $0.5 million charged to interest expense and $3.9 million charged through equity earnings of unconsolidated entities, net of tax.

(d)	Compensation costs of $22.9 million and $20.3 million associated with stock-based compensation expense for the first nine months of 2010 and 2009 GAAP results, respectively, including $1.4 million and $1.5 million charged to cost of sales, $5.4 million and $3.7 million charged to research and development and $16.1 million and $15.1 million charged to selling, general and administrative, in the respective periods.

(e)	A write-off in the amount of $7.0 million during the first nine months of 2010, relating to inventory write-ups recorded in connection with acquisitions. (See also footnote j below.)

(f)	A write-off in the amount of $0.7 million during the first nine months of 2009, relating to an inventory write-up recorded in connection with an acquisition during the third quarter of 2009.

(g)	Acquisition-related costs in the amount of $6.9 million and $11.5 million in the first nine months of 2010 and 2009 GAAP results, respectively, recorded in connection with ASC 805, Business Combinations. The $6.9 million of acquisition-related costs recorded during the nine months ended September 30, 2010 included $6.8 million charged to selling, general and administrative and $0.1 million charged to interest expense.

(h)	$2.3 million of income recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.

(i)	Expenses of $0.3 million ($0.2 million, net of tax) incurred in connection with the sale of our vitamins and nutritional supplements business.

(j)	Amortization expense of $2.9 million ($2.2 million, net of tax) and a write-off in the amount of $1.7 million ($1.3 million, net of tax) relating to inventory write-ups attributable to operating results of non-controlling interests.

(k)	A $3.4 million gain associated with management’s decision to dispose of our Diamics, Inc. operations.

(l)	A $2.9 million net realized foreign currency gain associated with restricted cash established in connection with the acquisition of Concateno plc.

(m)	A $1.9 million compensation-related charge recorded in connection with the acquisition of Concateno plc.

(n)	A $0.3 million loss recorded in connection with the deferred payment of a portion of the ACON Second Territory Business purchase price consideration to be paid with our common stock.

(o)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f), (g), (h), (k), (l), (m) and (n).

(p)	For the nine months ended September 30, 2010, potential dilutive shares were not used in the calculation of diluted net income per common share under GAAP because inclusion thereof would be antidilutive.

(q)	Included in the weighted average diluted common shares for the calculation of net income per common share on a GAAP basis for the nine months ended September 30, 2009, were dilutive shares consisting of 1,428,000 common stock equivalent shares from the potential exercise of stock options and warrants. Potential dilutive shares consisting of 3,422,000 common stock equivalent shares from the potential conversion of convertible debt securities, 346,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business and potential dilutive shares consisting of 10,985,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock were not included in the calculation of net income per common share on a GAAP basis for the nine months ended September 30, 2009, because inclusion thereof would be antidilutive for continuing operations.

(r)	Included in the weighted average diluted common shares for the calculation of net income per common share for the nine months ended September 30, 2010, on an adjusted cash basis, were dilutive shares consisting of 1,453,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,573,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 391,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the nine months ended September 30, 2010, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $2.1 million, the add back of $18.0 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.2 million resulting in net income available to common stockholders of $194.2 million for the nine months ended September 30, 2010.

(s)	Included in the weighted average diluted common shares for the calculation of net income per common share for the nine months ended September 30, 2009, on an adjusted cash basis, were dilutive shares consisting of 1,428,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,422,000 common stock equivalent shares from the potential conversion of convertible debt securities, 10,985,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 346,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the nine months ended September 30, 2009, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $2.1 million, the add back of $17.1 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.2 million resulting in net income available to common stockholders of $184.2 million for the nine months ended September 30, 2009.

Alere Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in $000s)

	September 30,	December 31,
	2010	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$487,581	$492,773
Restricted cash	2,699	2,424
Marketable securities	5,684	947
Accounts receivable, net	384,828	354,453
Inventories, net	262,466	221,539
Prepaid expenses and other current assets	107,276	140,674
Assets held for sale	—	54,148

Total current assets	1,250,534	1,266,958

PROPERTY, PLANT AND EQUIPMENT, NET	369,795	324,388
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	5,502,459	5,193,429
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	180,945	159,217

Total assets	$7,303,733	$6,943,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of notes payable	$16,863	$19,869
Liabilities related to assets held for sale	—	11,558
Current portion of deferred gain on joint venture	288,565	—
Other current liabilities	423,356	406,587

Total current liabilities	728,784	438,014

LONG-TERM LIABILITIES:
Notes payable, net of current portion	2,375,102	2,129,455
Deferred tax liability	427,485	442,049
Other long-term liabilities	125,973	405,585

Total long-term liabilities	2,928,560	2,977,089

Redeemable non-controlling interest	50,371	—

TOTAL EQUITY	3,596,018	3,528,889

Total liabilities and equity	$7,303,733	$6,943,992